8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 12, 1999

                              PULASKI BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)

   Federal                      0-                              22-3652847
----------------                -----------                    -------------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


130 Mountain Avenue, Springfield, New Jersey                   07081
--------------------------------------------                   -----
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:         (973) 564-9000
                                                            --------------

Item 1.   Changes in Control of Registrant

         On July 12, 1999, Pulaski Bancorp, Inc. (the "Company") became a savings and loan holding company in accordance with the terms of an Agreement and Plan of Reorganization (the "Agreement"), by and between Pulaski Savings Bank (the "Bank"), a federally chartered stock savings bank, Pulaski Interim Savings Bank ("Interim"), a savings and loan chartered interim stock savings association, and the Company, a federally chartered stock corporation. Pursuant to the Agreement: (1) the Company was organized as a wholly owned subsidiary of the Bank; (2) Interim was organized as a wholly owned subsidiary of the Company;
(3) Interim merged with and into the Bank, with the Bank as the surviving institution, and (4) upon such merger, (i) the outstanding shares of common stock, par value $.01 per share, of the Bank became, by operation of law, on a one-for-one basis, common stock, par value $.01 per share, of the Company, (ii) the common stock of Interim held by the Company was converted into common stock of the Bank and (iii) the common stock of the Company held by the Bank was canceled. Accordingly, the Bank became a wholly owned subsidiary of the Company and the shareholders of the Bank, including Pulaski Bancorp, M.H.C., the Bank's federally chartered mutual holding company, became shareholders of the Company.

         The common stock of the Bank was previously registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the OTS. Pursuant to Rule 12g-3 promulgated under the Exchange Act, the Company's common stock is deemed automatically registered under the Exchange Act. In addition, the common stock of the Company has been substituted for the common stock of the Bank on the Nasdaq SmallCap Market under the symbol "PLSK."

Item 7.   Financial Statements, Pro Forma Information and Exhibits

          The Index of Exhibits immediately precedes the attached exhibits.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PULASKI BANCORP, INC.




Date: July 12, 1999                   By:  /s/ Thomas Bentkowski
                                           -------------------------------------
                                           Thomas Bentkowski
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

   Exhibit 2.0       Agreement and Plan of Reorganization

   Exhibit 3.1       Charter of Pulaski Bancorp, Inc.

   Exhibit 3.2       Bylaws of Pulaski Bancorp, Inc.

   Exhibit 4.0       Form of Common Stock Certificate

   Exhibit 10.1      Employment  Agreement  by  and  between   Pulaski  Bancorp,
                     M.H.C., Pulaski Savings Bank and Thomas Bentkowski

   Exhibit 10.2      Employment  Agreement  by   and  between  Pulaski  Bancorp,
                     M.H.C., Pulaski Savings Bank and Lee Wagstaff

   Exhibit 10.3 Change in Control Agreement by and between Pulaski Bancorp, M.H.C., Pulaski Savings Bank and Kevin Aylward

   Exhibit 10.4 Change in Control Agreement by and between Pulaski Bancorp, M.H.C., Pulaski Savings Bank and Valerie Kaminski

   Exhibit 10.5 Amended and Restated Pulaski Savings Bank 1997 Stock-Based Incentive Plan

   Exhibit 10.6      Pulaski Savings  Bank  Employee  Stock Ownership Plan Trust
                     Agreement